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                                    AMENDMENT
                             TO MANAGEMENT AGREEMENT


         THIS AMENDMENT amends as of September 25, 1996 the Management Agreement ("Agreement") made October 23, 1991, as amended, by and between Philadelphia Insurance Company and ("PIC") and Maguire Insurance Agency, Inc. ("Maguire").

                                   WITNESSETH:

         WHEREAS, Maguire performs a variety of services for PIC under the Agreement;


         WHEREAS, PIC and Maguire desire to modify certain terms of the Agreement;


         NOW, THEREFORE, PIC and Maguire, intending to be legally bound hereby, agree as follows:


         1. It is acknowledged that the compensation for services provided by Maguire, beginning in 1994 and for each year thereafter, per "Amendment No. 1 to Management Agreement" were based upon budgeted expenses. To the extent these expenses deviate materially from actual expenses the parties agree to reasonably adjust the compensation.

         2. The due date for premium remittance from Maguire to PIC as stated in Paragraph 2J of the Agreement shall be 90 days after the end of the month for the "All Other Class" of business.

         3. The term of the Agreement as stated in Paragraph 8 is extended for an additional five (5) years.

         4. The authority, right, duty or obligation of Maguire to arrange for reinsurance on behalf of PIC is terminated.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

                                 PHILADELPHIA INSURANCE COMPANY

                                By:      /s/ James J. Maguire
                                         --------------------------------------
                                         James J. Maguire, President

                                Attest:  /s/ Sean S. Sweeney
                                         --------------------------------------
                                         Sean S. Sweeney, Senior Vice President


                               MAGUIRE INSURANCE AGENCY, INC

                                By:      /s/ James J. Maguire
                                         --------------------------------------
                                         James J. Maguire, President

                               Attest:  /s/ Sean S. Sweeney
                                         --------------------------------------
                                         Sean S. Sweeney, Senior Vice President